UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2004


                           CLICKABLE ENTERPRISES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


      Delaware                     0-23737                   82-0290939
      --------                     -------                   ----------
      (State of Other            (Commission                (IRS Employer
      Jurisdiction of            File Number)               Identification
      Incorporation)                                        Number)


        711 South Columbus Avenue, Mt. Vernon, NY               10550
        -----------------------------------------               -----
        (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (914) 699-5190
                                                           --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.    Entry into a Material Definitive Agreement.
Item 3.02.    Unregistered Sales of Equity Securities.
Item 3.03.    Material Modification to Rights of Security Holders.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On October 15, 2004, Clickable Enterprises, Inc. (the "Company") sold 1,200 unregistered shares of Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock"), in a private placement to AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the "Investors") under a Securities Purchase Agreement (the "Purchase Agreement"). The aggregate purchase price for the Preferred Stock was $1.2 million in cash.

         In connection with the Purchase Agreement, the Company filed the Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock (the "Certificate of Designation") with the Secretary of the State of Delaware on October 15, 2004. The Certificate of Designation became effective as of October 15, 2004.

         The Preferred Stock is convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation. A holder of the Preferred Stock may not convert such number of shares of the Preferred Stock that would result in the beneficial ownership by a holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. In addition, unless the Company satisfies certain conditions, the total number of shares of Common Stock issued upon conversion of the Preferred Stock or otherwise pursuant to the Certificate of Designation shall not exceed the maximum number of shares of Common Stock that the Company can issue pursuant to any rule of the principal U.S. securities market upon which the Common Stock trades (hereinafter referred to as the "Trading Market Limitation"). The conversion formula for a share of Preferred Stock is as follows: (x) the stated value of $1,000 per share (the "Stated Value") plus any accrued and unpaid dividends, if any, divided by (y) the then effective Conversion Price (as hereinafter defined). The "Conversion Price" is equal to 85% of the average of the lowest three Average Daily Prices (as defined hereafter) for the Common Stock during the previous twenty trading days ending one trading day prior to the date of a holder's notice of conversion. "Average Daily Price" means the price based upon the daily volume weighted average price ("VWAP") of the Common Stock on the principal trading market as reported by Bloomberg Financial Markets using the VWAP function. If the Average Daily Price cannot be calculated in the manner provided above, the Average Daily Price shall be the fair market value as mutually determined by the Company and the holders of a majority in interest of the shares of Preferred Stock being converted. The Conversion Price is subject to certain adjustments, including, but not limited to, adjustments for stock splits, stock dividends, mergers, consolidations and distributions.

         The Preferred Stock is also subject to automatic conversion as follows. On October 14, 2007, each share of the Preferred Stock then issued and outstanding automatically will be converted into shares of Common Stock at the then effective Conversion Price, subject to the above-mentioned limitations on conversion and so long as (a) all of the shares of Common Stock issued upon conversion of the Preferred Stock are then (i) authorized and reserved for issuance, (ii) registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), by the holders of the Preferred Stock (or may otherwise be resold publicly without restriction), and (iii) eligible to be traded on the Over-The-Counter Bulletin Board (the "OTCBB"), the Nasdaq National Stock Market, Inc. ("Nasdaq"), the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, and (b) there is not then a continuing Mandatory Redemption Event (as hereafter defined). A "Mandatory Redemption Event" occurs upon (a) the Company's failure to issue shares of Common Stock to the holders of the Preferred Stock upon exercise of their conversion rights or
(b) the Company's failure to maintain the listing of the Common Stock on one of the above-mentioned bulletin boards, markets or stock exchanges.

         The Preferred Stock is also subject to mandatory and optional redemption. In the event that mandatory or optional redemption is triggered, and the Company fails to pay the redemption amount due, each holder of Preferred Stock may elect to receive the number of shares of Common Stock equal to such applicable redemption amount divided by any Conversion Price, chosen by such holder and in effect from the date of the redemption triggering event until the date of such holder's election. In addition, the holders of the Preferred Stock have preferential rights that effect the rights of the holders of Common Stock, including, but not limited to, the following:

      o The Preferred Stock will rank (i) prior to the Common Stock and (ii) prior to any class or series of capital stock of the Company hereafter created (unless, with the consent of the holders of the Preferred Stock, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Preferred Stock ("Senior Securities" or "Pari Passu Securities," respectively)); in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

      o The holders of the Preferred Stock will be entitled to cumulative dividends in the amount of 6% per annum commencing December 2004. No dividends shall be declared or paid or set apart for payment on the shares of Common Stock or any other class or series of capital stock of the Company for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Stock through the most recent dividend payment date (i.e., March 31, June 30, September 30 or December 31). In addition, the holders of the Preferred Stock shall each be entitled to receive dividends on a pari passu basis with the holders of shares of Common Stock, out of any assets legally available therefor, with the amount of such dividends to be distributed to the holders of the Preferred Stock computed on the basis of the number of shares of Common Stock which would be held by such holder if, immediately prior to the declaration of the dividend, all of the Preferred Stock had been converted into shares of Common Stock at the then current Conversion Price.

      o Upon the occurrence of certain events, including, but not limited to, the Company's insolvency, liquidation, dissolution or winding up, no distribution shall be made to the holders of any shares of capital stock of the Company (other than Senior Securities) unless prior thereto, the holders of the Preferred Stock have received the Liquidation Preference (as defined hereinafter) with respect to each share of Preferred Stock. At the option of any holder of Preferred Shares, certain transactions, including the sale, conveyance or disposition of all or substantially all of the assets of the Company or of more than 50% of the voting power of the Company, may be deemed to be a liquidation, dissolution or winding up of the Company pursuant to which the Company may be required to distribute as a condition to such transaction an amount equal to 130% of the Liquidation Preference with respect to each outstanding share of Preferred Stock. The "Liquidation Preference" with respect to a share of Preferred Stock Share is calculated as the sum of (i) the Stated Value plus (ii) an amount equal to all accrued and unpaid dividends, if any, for the period beginning on the date of issuance of the Preferred Stock and ending on the date of final distribution to the holder thereof (prorated for any portion of such period) plus
            (iii) any conversion default payments owed as a result of the Company's failure to convert Preferred Stock due to an insufficient authorized but unissued shares of Common Stock available to effect such conversion, and (iv) any delivery default payments owed as a result of the Company's failure to deliver Common Stock issuable upon the surrender of shares of Preferred Stock with a notice of conversion.

      o The holders of the Preferred Stock have the right to vote to the extent that the vote of the holders of the Preferred Stock, voting separately as a class or series as applicable, is required under Delaware General Corporation Law to authorize a given action of the Company. In addition, so long as shares of the Preferred Stock are outstanding, the Company must obtain the approval of the holders of at least a majority of the then outstanding shares of the Preferred Stock before:

            o altering, amending or repealing (whether by merger, consolidation or otherwise) the rights, preferences or privileges of the Preferred Stock or any capital stock of the Company so as to directly affect adversely the Preferred Stock;

            o creating or issuing any new class or series of Pari Passu Securities or Senior Securities;

            o     increasing the authorized number of shares of the Preferred
                  Stock;

            o     increasing the par value of the Common Stock, or

            o doing any act or thing not authorized or contemplated by the Certificate of Designation which would result in taxation of the holders of shares of the Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

         The issuance of the Preferred Stock has a potentially dilutive effect upon the holders of Common Stock. Although the issuance of shares of Common Stock upon the conversion of the Preferred Stock is subject to certain limitations as described above, the Company has reserved 56,470,588 authorized and unissued shares of Common Stock for issuance upon conversion of the Preferred Stock based upon the currently effective Conversion Price. As of October 15, 2004, 74,136,826 shares of Common Stock were issued and outstanding.

         Under the Purchase Agreement, the Company is subject to certain capital-raising limitations. Subject to certain exceptions, during the next 9 months, the Company must obtain the prior written consent of a majority-in-interest of the Investors before (a) negotiating or contracting with any party to obtain additional equity financing (including debt financing with an equity component) that involves the issuance of convertible securities that are convertible into an indeterminate number of shares of Common Stock or (b) granting any registration rights in connection with any issuance of Common Stock or warrants to purchase Common Stock. Subject to certain exceptions, during the next 33 months, the Company may not conduct any equity financing (including debt with an equity component) unless the Company first gives each Investor notice and opportunity to purchase its pro rata share of the securities being offered in such financing transaction on the same terms as contemplated by such transaction.

         Upon the breach of certain covenants under the Purchase Agreement, the Company may be subject to liquidated damages of 3% of the outstanding amount of Preferred Stock per month plus accrued and unpaid dividends, if any, on the Preferred Stock prorated for partial months, until such breach is cured. The Company may elect to pay such liquidated damages in cash or in shares of Common Stock. If the Company elects to pay the liquidated damages in shares, such shares will be issued at the Conversion Price effective at the time of payment.

         Under the Purchase Agreement, the Company has no obligation to register the shares of Preferred Stock or the shares of Common Stock issuable upon conversion of the Preferred Stock under the Securities Act or any state securities laws.

         The offer and sale of the Preferred Stock and the Common Stock into which such Preferred Stock is convertible (collectively, the "Securities") by the Company to the Investors pursuant to the Purchase Agreement was exempt from registration under the Securities Act in reliance upon Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder. Each of the Investors represented and warranted to the Company that it was an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Each of the Investors further represented and warranted that it was purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act. Any certificates issued representing the shares of Preferred Stock will be legended to indicate that they are restricted. No sale of the

Securities involved the use of underwriters, and no commissions were paid in connection with the issuance or sale of the Securities.

         On October 15, 2004, in connection with the Purchase Agreement, the Company and the Investors also entered into an amendment (the "Debentures Amendment") of the terms of certain outstanding convertible debentures in the aggregate original principal amount of approximately $2.5 million, which are held by the Investors and which were originally issued by the Company to the Investors in June 2001, August 2001, May 2002, June 2003, November 2003 and January 2004 (the "Debentures"). Pursuant to the Debentures Amendment:

      o The maturity date of each of the Debentures was extended to October 15, 2007 from June 6, 2004.

      o The conversion price, which previously provided for a maximum conversion price of $.05 per share, was modified and is now calculated as follows: 50.0% of the average of the lowest three Trading Prices (as defined hereafter) for the Common Stock during the previous twenty trading days ending one trading day prior to the date of the conversion notice. "Trading Price" means the intraday trading price on the OTCBB as reported by a reliable reporting service mutually acceptable to and hereafter designated by holders of a majority in interest of the Debentures and the Company or, if the OTCBB is not the principal trading market for the Common Stock, the intraday trading price of the Common Stock on the principal securities exchange or trading market where it is listed or traded or, if no intraday trading price of the Common Stock is available in any of the foregoing manners, the average of the intraday trading prices of any market makers for the Common Stock that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated in the manner provided above, the Trading Price shall be the fair market value of the Common Stock as mutually determined by the Company and the holders of a majority in interest of the Debentures being converted.

      o     The interest rate applicable to the Debentures was lowered to 8%.

      o The Investors agreed to forgive an aggregate of $250,000 in accrued interest on the Debentures.

THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE PREFERRED STOCK IS QUALIFIED IN ITS ENTIRETY BY THE CERTIFICATE OF DESIGNATION, WHICH IS INCORPORATED BY REFERENCE HEREIN. THE COMPANY IS FILING THE CERTIFICATE OF DESIGNATION AS EXHIBIT 3(i) TO THIS REPORT ON FORM 8-K. THE COMPANY INTENDS TO FILE THE PURCHASE AGREEMENT AND THE DEBENTURES AMENDMENT AS EXHIBITS TO ITS REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2004.

Item 8.01.        Other Events.

On October 25, 2004, the Company issued a press release announcing the closing of the transactions contemplated by the Purchase Agreement and the Debentures Amendment, a copy of which is furnished herewith as Exhibit 99.

Item 9.01.        Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

      3(i) Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock of Clickable Enterprises, Inc., filed with the Secretary of State of the State of Delaware on October 15, 2004.

      99 Press Release, dated October 25, 2004, announcing the closing of the transactions contemplated by the Purchase Agreement and the Debentures Amendment.

Forward-Looking Statements
--------------------------

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events and financial trends. The words and phrases "will," "intends," "potentially," "may," "expects," "projects" and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among other things, the doubt expressed by the Company's auditors on June 28, 2004 as to the Company's ability to continue as a going concern, the Company's history of losses since its inception, the significant operating expenses which the Company expects to incur until it increases the volume of heating oil sold or expands its product lines, the hazardous operations associated with handling oil which may subject the Company to material and environmental liabilities, and depression of the market price of the Common Stock and dilution to holders of Common Stock upon the conversion of the Debentures, the Preferred Stock and other issued and outstanding warrants convertible into Common Stock. These are representative of factors which could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions and future incidents of terrorism or other events that may negatively impact the markets where the Company competes. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CLICKABLE ENTERPRISES, INC.


Dated:  November 16, 2004                   By: /s/ Nicholas Cirillo, Jr.
                                                -------------------------
                                                President

                                  EXHIBIT INDEX


Exhibit Number    Exhibit Title or Description
--------------    ----------------------------

3(i) Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock of Clickable Enterprises, Inc., filed with the Secretary of State of the State of Delaware on October 15, 2004.

99 Press Release, dated October 25, 2004, announcing the closing of the transactions contemplated by the Purchase Agreement and the Debentures Amendment.